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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 28, 2003
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                        1-4389                  06-1534213
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                  File No.)           Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Applera Corporation's (the "Company") press release issued August 28, 2003, in which the Company's Applied Biosystems Group announced that the Company's Board of Directors has authorized the repurchase of up to $200 million in Applera Corporation-Applied Biosystems Group Common Stock.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                        Description

              99.1                   Press Release issued August 28, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLERA CORPORATION


                                         By:  /s/ Thomas P. Livingston
                                             --------------------------------
                                               Thomas P. Livingston
                                               Secretary









Dated: August 29, 2003

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                                  EXHIBIT INDEX


           Exhibit No.                       Description

              99.1                   Press Release issued August 28, 2003.